CRM Mutual Fund Trust

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM All Cap Value Fund

CRM Long/Short Opportunities Fund

Supplement Dated July 16, 2019

to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

Dated October 26, 2018

On July 15, 2019, Cramer Rosenthal McGlynn LLC (“CRM”), each Fund’s investment adviser, announced that it has entered into a management buyout agreement to repurchase the entire ownership stake of CRM currently held by M&T Bank Corporation (the “Transaction”). M&T Bank Corporation currently holds indirectly a majority interest in CRM.

Following the completion of the Transaction, CRM will be 100% owned by employees. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain other conditions. The Transaction is expected to be completed in the third quarter of 2019.

Under the Investment Company Act of 1940, the completion of the Transaction will cause the Funds’ investment advisory agreement with CRM to terminate. Accordingly, the Funds’ Board of Trustees will be asked to approve a new investment advisory agreement for the Funds. If approved by the Board, the Funds’ new investment advisory agreement will be submitted to the shareholders of the Funds for their approval.